UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 10, 2004
                                                         -----------------

                              PEOPLES BANCORP INC.
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             (Exact name of Registrant as specified in its charter)

            Ohio                     0-16772                31-0987416
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(State or other jurisdiction     (Commission File        (I.R.S. Employer
      of incorporation)              Number)          Identification Number)

       138 Putnam Street, PO Box 738
               Marietta, Ohio                                 45750
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  (Address of principal executive office)                   (Zip Code)

Registrant's telephone number, including area code:   (740) 373-3155
                                                      ---------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [  ]  Written communications pursuant to Rule 425 under the Securities
           Act (17 CFR 230.425)

     [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
           Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                           Index to Exhibits on Page 3


Section 8 - Other Events
         Item 8.01    Other Events
         On December 10, 2004, Peoples Bancorp announced the authorization to repurchase up to 525,000, or approximately 5%, of Peoples Bancorp's outstanding common shares in 2005 from time to time in open market or privately negotiated transactions. A copy of the news release is attached as Exhibit 99 to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits
         Item 9.01    Financial Statements and Exhibits
              a) Financial statements of businesses acquired b) Pro forma financial information c) Exhibits

   Exhibit Number                       Description
 -----------------------    --------------------------------------------
         99                 News Release issued December 10, 2004

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PEOPLES BANCORP INC.



Date:  December 13, 2004         By: /s/ MARK F. BRADLEY
                                         -----------------------------------
                                         Mark F. Bradley
                                         President and Chief Operating Officer





                                INDEX TO EXHIBITS

   Exhibit Number                       Description
 -----------------------    --------------------------------------------
         99                 News Release issued December 10, 2004